Shareholders' Equity	12 Months Ended
Dec. 31, 2021
Disclosure of classes of share capital [abstract]
Shareholders' Equity
(15) Shareholders’ Equity
On Jan. 25, 2021, the Atotech Group commenced its IPO. In connection with the IPO, Atotech Limited issued 64,997,558 additional common shares on a pro rata basis to all existing common shareholders (an additional 2.4851 shares for each existing share), increasing the number of common shares from 26,154,998 to 91,152,556. The effect of this share issuance has been reflected on a retrospective basis for the year ended Dec. 31, 2020.
On Feb. 3, 2021, all outstanding preferred shares of Atotech Limited were converted to common shares with all accrued interest on the preferred shares capitalized and paid out as additional common shares substantially concurrently with the reduction in number of preferred shares to an amount that allowed for a one for one exchange of preferred shares for common shares based on the IPO offering price of $17.00 per common share. The number of common shares issued per preferred share was 0.0799 common shares per preferred share, resulting in the issuance of 74,243,600 additional common shares.
On Feb. 4, 2021, Atotech Limited has priced its IPO of 29,268,000 of its common shares at $17.00 per share on the New York Stock Exchange under the ticker symbol “ATC”. The offering was closed on Feb. 8, 2021, subject to customary closing conditions. The proceeds from the offering were approximately $472.7 million, after deducting the underwriting discount and before deducting offering expenses. As of Dec. 31, 2021, the Group recognized transaction costs accounted for as a deduction from equity in the amount of $30.5 million. These costs, directly attributable to the primary offering, have been deducted from paid-in
surplus.
On May 10, 2021, Atotech Limited issued 31,676 shares in connection with the Matching Share Plan (“MSP”) from the company’s share reserve. The total proceeds from this transaction were approximately $0.7 million. For more information on the MSP, please refer to note (16).
As of Dec. 31, 2021, Atotech Limited’s share capital consists of 194,695,832 common shares (Dec. 31, 2020: 91,152,556 common shares) with a nominal value of $0.10 per share and zero preferred shares as all preferred shares were converted to common shares as described above. As of Dec. 31, 2020, the number of preferred shares amounted to 929,369,619 (nominal value $0.10 per share). Common shares have standard voting rights while preferred shares have no voting rights but are entitled to a 12% compounded annual dividend prior to any dividend distributions made to holders of common shares. Following the conversion of the preferred shares, the dividend on preferred shares also ceased to accrue.
Shareholders’ equity is as follows:

($ in millions)	As of Dec. 31, 2021	As of Dec. 31, 2020
Shareholders’ equity
Common Shares	19.5	9.1
Preferred Shares	—	92.9
Paid-in surplus and retained earnings	819.5	261.6
Currency translation adjustment and other reserves	57.3	120.0

Total shareholders’ equity	896.3	483.7

The currency translation adjustment comprises the cumulative gains and losses arising from translating the financial statements of foreign operations that use functional currencies other than U.S. dollar. It also includes cumulative gains and losses from translating the already repaid Term Loan
B-3
from RMB into U.S. dollars (see note (17)). Other reserves comprise the hedging reserve of the subsidiaries and actuarial gains and losses relating to defined benefit obligations. The hedging reserve consists of the effective portion of the gains and losses on hedging instruments related to hedged transactions that have not occurred yet.